City Holding Company Davidson Midwest Bank Tour Chicago November 20, 2019

Forward looking statements • This presentation contains certain forward-looking statements that are included pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Such information involves risks and uncertainties that could result in the Company's actual results differing from those projected in the forward-looking statements. Factors that could cause actual results to differ from those discussed in such forward- looking statements include, but are not limited to those set forth in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2018 under “ITEM 1A Risk Factors” and the following: (1) general economic conditions, especially in the communities and markets in which we conduct our business; (2) credit risk, including risk that negative credit quality trends may lead to a deterioration of asset quality, risk that our allowance for loan losses may not be sufficient to absorb actual losses in our loan portfolio, and risk from concentrations in our loan portfolio; (3) changes in the real estate market, including the value of collateral securing portions of our loan portfolio; (4) changes in the interest rate environment; (5) operational risk, including cybersecurity risk and risk of fraud, data processing system failures, and network breaches; (6) changes in technology and increased competition, including competition from non-bank financial institutions; (7) changes in consumer preferences, spending and borrowing habits, demand for our products and services, and customers’ performance and creditworthiness; (8) difficulty growing loan and deposit balances; (9) our ability to effectively execute our business plan, including with respect to future acquisitions; (10) changes in regulations, laws, taxes, government policies, monetary policies and accounting policies affecting bank holding companies and their subsidiaries; (11) deterioration in the financial condition of the U.S. banking system may impact the valuations of investments the Company has made in the securities of other financial institutions; (12) regulatory enforcement actions and adverse legal actions; (13) difficulty attracting and retaining key employees; and (14) other economic, competitive, technological, operational, governmental, regulatory, and market factors affecting our operations. Forward-looking statements made herein reflect management's expectations as of the date such statements are made. Such information is provided to assist stockholders and potential investors in understanding current and anticipated financial operations of the Company and is included pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. The Company undertakes no obligation to update any forward-looking statement to reflect events or circumstances that arise after the date such statements are made. 2

Snapshot • Total Assets $5.0 billion • Branches 95 • FTE 916 • Market Cap $1.3 billion • Markets: Stable, Slow growing, & less competitive • Business Lines: Retail, Commercial, Investment Management • Asset Quality: Demonstrated strong track record • Performance: Long record as a high performer • Growth: Succeeding in slow-growth markets & expanding into new markets Date: November 15, 2019 3

Snapshot: City National Markets 3rd Branch Share Winchester VA & WV Panhandle $6.2 Billion Major Competitors: BBT, UBSI, WFC 1st Branch Share & 3rd Deposit Share (14%) In Charleston MSA/Huntington MSA; $12.7 Billion Major Competitors: BBT, JPM, HBAN, UBSI T1st Branch Share & 4th Deposit Share (13%) in Staunton MSA $2.4 Billion Major Competitors: AUB, BBT 1st Branch Share & 30% Deposit Share $2.6 Billion Major Competitors: JPM, UBSI, BBT 4

West Virginia: A Slow Growth, Rural/Small Town Market WV Compared to: Source Employment 737,000 727,000 US Bureau of Labor (Sept 2019) (Low: Mar 2015) Statistics Unemployment Rate 4.7% 8.8% US Bureau of Labor (US – Sept 19 – 3.5%) (September 2019) (High: Oct 2010) Statistics Coal Employment 14,000 20,500 West Virginia Coal (2018) (2006) Association Coal Production 100 mil tons (2018) 159 mil tons West Virginia Coal 94 mil in 2017 (2006) Association; US Energy Information Admin Homeownership Rate 75% 65% (US) St. Louis Fed Median Home $165,700 $289,000 Cost (Charleston) (US) Zillow Real Estate Taxes 0.49% of Mkt Value 0.87% of Mkt Value Census Bureau (Median State) 5

Market Position City’s biggest markets have strong distribution, large share, and high profitability Deposits Deposit Branch Branch Market Population ($mm) Share Branches Share Rank Charleston/Huntington /Ashland MSA 611,000 $1,729 14% 36 20% 1 Beckley/Lewisburg WV 162,000 783 30% 16 25% 1 Winchester/ Martinsburg 397,000 424 7% 11 10% 3 Valley Region 160,000 270 11% 8 15% T1 Lexington KY Region 430,000 259 3% 7 4% 9 Note: Green highlight indicates market expansion as a result of acquisitions. Data: S&P Global MI – regions modified slightly to fit City’s branch distribution 6

Market Demographics Newer markets have high growth and higher incomes Projected Projected Population Median Change in Change 2020- Household HHLD Income Market Population 2025 Income 2020-2025 Charleston/Huntington/ Ashland MSA 611,000 (2.3%) $46,000 4.5% Beckley 162,000 (2.9%) $42,000 3.8% Winchester/Martinsburg 397,000 4.1% $68,000 8.6% Staunton-Waynesboro 160,000 2.6% $51,000 8.2% Lexington KY Region 430,000 3.7% $55,000 9.4% National Averages 3.3% $66,000 9.9% Note: Green highlight indicates market expansion as a result of acquisitions. Data: S&P Global MI 7

DEPOSIT FRANCHISE One key to City’s enviable success • Branches 95 • Average Deposits per Branch $42 MM • Average Households per Branch 1,900 • Average Deposit Share 13.7% • Average Household Share* 27% • Average DDA Balance $6,494** • Average Business DDA $21,100 * - Excludes Lexington-Fayette KY Region ** - National Average of $11,100 (based upon 2016 Federal Reserve Survey of Consumer Finance inflated 5% to estimate 2019 averages) 8

Non-interest income is branch driven: $30,000 40.0% 35.0% $25,000 30.0% $20,000 25.0% $15,000 20.0% 15.0% $10,000 10.0% $5,000 5.0% $0 0.0% 2015 2016 2017 2018 YTD 9/30/19 Bankcard Revenues Service Charges Investment Management CHCO - % of Operating Revenues Peer - % of Operating Revenues Sample of reporting publicly traded banks and thrifts with assets between $1 and 9 $10 billion for each period, excluding investment gains/(losses),

Franchise Strength: Debit Cards Card Revenue to Deposits CBSH Missouri $0.73 MSL Louisiana $0.52 CHCO West Virginia $0.47 PEBK North Carolina $0.43 KTYB Kentucky $0.43 OVBC Ohio $0.42 USB $0.40 / $0.80 RF $0.40 / $0.80 CMA $0.40 / $0.80 THFF Indiana $0.38 FCBC Virginia $0.38 Caveat: PNC $0.37 / $0.74 numbers may not be strictly IBCP Michigan $0.37 comparable GBCI Montana $0.36 / $0.72 10

Efficiency Ratio low despite a large number of small branches 70.0% 65.0% 60.0% 55.0% 50.0% 45.0% 2015 2016 2017 2018 2019 Q3 CHCO $1B - $5B • 2015 Efficiency Ratio for CHCO excludes Gain from Sale of Insurance Division 11 • Data as calculated using S&P Global MI definition.

Diversified Commercial Loan Portfolio Percent of Commercial Key Loan Markets Portfolio West Virginia & Eastern Kentucky – dating to 1870 48% Virginia/Eastern Panhandle Markets – acquired 15% 2012/13 Charlotte LPO – de novo 2006 10% Lexington, KY – acquired 2015 17% Columbus, OH & Pittsburgh PA 10% 12

Commercial loan growth: Success achieved due to community bank orientation, strong team, strong underwriting, and exposure to new higher growth markets. $2,000 $1,750 $1,500 $1,250 $1,000 $750 $500 2015 2016 2017 2018 2019 CRE C&I 13

Retail loans Primarily residential related – demonstrates long-term steady and predictable growth; Recent challenges due to flat yield curve $2,000 $1,750 $1,500 $1,250 $1,000 $750 $500 2015 2016 2017 2018 2019 Residential Real Estate Home Equity Consumer 14

A long history of strong asset quality at CHCO 1.00% 0.80% 0.60% 0.40% 0.20% 0.00% 2015 2016 2017 2018 2019 Q3 CHCO NPA/Assets Industry Source: FDIC, All Insured Depository Institutions Peer data as of June 30, 2019 15

Net Charge-off trends $8,000 0.6% $7,000 0.5% $6,000 $5,000 0.4% $4,000 0.3% $3,000 0.2% $2,000 $1,000 0.1% $0 2015 2016 2017 2018 YTD 9/30/19 0.0% ($1,000) ($2,000) -0.1% Commercial Retail NSF related CHCO Industry Source: FDIC, All Insured Depository Institutions 16 Peer data as of June 30, 2019

Deposit growth opportunity: CHCO has many small deposit transaction relationships; Peers tend to have larger commercial & public deposits; So liquidity is readily available as needed. Branches Deposits Deposits/Branch CHCO 95 $ 4.0 B $42 million BBT 56 $ 5.7 B $102 million UBSI 35 $ 3.6 B $102 million JPM 43 $ 4.4 B $103 million HBAN 32 $ 3.0 B $92 million Includes branches within 5 miles of City branch Source: S&P Global MI 17

City’s Deposit Franchise provides access to low cost and stable funding 4% 2% Equity 13% Non Interest DDA 13% Interest DDA Savings MMS 16% CDs 15% Jumbos (>$100K) Customer Repos Other 10% 18% 9% Key Deposit Markets Deposits WV & Eastern KY (dating to 1870’s) 76% New Markets 24% 18 Data: September 30, 2019

CHCO: A perennial high-performing bank $5.50 EPS & ROA 2.00% $5.00 1.80% $4.50 1.60% $4.00 1.40% $3.50 1.20% $3.00 1.00% $2.50 0.80% $2.00 0.60% 2015 2016 2017 2018 2019 Q3 EPS EPS excl M&A Expenses CHCO CHCO excl M&A expenses $1B - $5B 2019 Q3 EPS annualized based on results through September 30, 2019. 19

Capital Management: A Long-term Core Competency • CHCO generates more capital than average • Allows CHCO to steadily increase TCE while balancing shareholder value: – History of increasing cash dividends – Active share repurchase program – Cash acquisition 20

Cash Dividends/Share Declared & Dividend Payout Ratio $2.30 55% $2.10 50% $1.90 15.2% 7.5% $1.70 45% 7.0% $1.50 5.0% 2.4% 40% Ratio Payout Dividend $1.30 Cash Dividends/Share Declared Cash Dividends/Share $1.10 35% 2015 2016 2017 2018 2019Q3 Dividends/Share Dividend Payout Ratio 2019 projected dividend payout ratio (41%) based on estimate of $5.36 for 2019 (average of 5 analysts covering CHCO). Percentages are indicative of year over year quarterly cash dividend increase. 21

Share Activity: City’s strong capital and high profitability have allowed aggressive share repurchases $30,000 $25,000 440,604 $20,000 $15,000 290,491 260,674 $10,000 231,132 $5,000 107,662 150,385 $0 2015 2016 2017 2018 2019 Q3 Repurchase $ Issuance $ Labels represent shares repurchased or issued. 22

Customer Service: Community Bank Style! 2018 2019 JD Power: Highest Customer Satisfaction in 23 North Central District (IN,OH,KY,MI,WV)

Acquisition Choices: the Tortoise or Hare? • Tortoise Markets – Slow Growth Markets – Less Competitive (and more profitable) – Stable Deposit base – Better Dividends & Share Repurchase – Comparable Total Shareholder Return to: • Urban/High-Growth Markets – Faster Growth – More Competitive (and less profitable) – Requires Capital to Feed Growth 24

Acquisition philosophy: • Actively looking for strong franchises • Generally $100MM to $1B • Most likely in WV, VA, KY • Less acquisitive than peers because City: • Insists that combinations be accretive • Have compatible cultures • Have a strategic rationale 25

Acquisition territory: But – Requires Willing Sellers…See slides which follow! 26

Acquisition History (since 2005): • Classic Bancshares – $340 million. Allowed City to solidify position in Huntington WV/Ashland KY MSA. Completed in May 2005 • Virginia Savings Bancorp - $130 million. City expanded its branch network in the Eastern Panhandle of WV and expanded into Northern VA. Completed in May 2012. • Community Financial - $500 million. Filled a hole in our franchise along the I-81 corridor in VA between our southern WV and northern WV footprint. Completed in January 2013. • American Founders Bank – acquired 3 branches in Lexington KY. Gave City access to a growth market. Completed in November 2015. • Poage Bankshares - $450 million. In market acquisition that solidified City’s presence in Ashland KY area and added to Lexington KY presence. Completed in December 2018 simultaneously with acquisition of Farmers Deposit. • Farmers Deposit - $125 million. Adjacent to Lexington KY and enhanced KY presence. 27

Opportunities from Poage & Farmers Acquisitions • Enhanced presence in Lexington KY MSA • Commercial Loan Office – Cincinnati OH • Low Loan/Deposit Ratio allows expansion of mortgage lending across franchise • Expanded Wealth Management opportunities • Allows City to make Larger Loans • Positions City for additional KY acquisitions 28

Successful because: • In-market: City was known and respected • Banks were Small (meaning inefficient) • Small in-market acquisitions mean significant cost savings of 45-50% • Highly Accretive • Both franchises had strong customer franchises • Good Talent in slow-growth markets • Good Currency • Discipline • Data conversion for both at time of closing • Virtually No loss of depository accounts • No lost loans (beyond normal pay downs) • No lost talent 29

Sale of Virginia Beach Branch to Select Bank & Trust • Rationale: – 200 miles from City’s closest branch – Single location in large urban market • Transaction: – CHCO kept: Loans – Select Bank got: Deposits, Facility, Staff – Completed: June 28, 2019 30

Bottom Line: CHCO is a Simple Model Incredible Core Banking Franchise Well Managed (Expenses, Asset Quality, Etc.) Disciplined Growth Strategy focused on shareholders, and community service Highly Profitable Allows Strong Dividends & Accretive Share Repurchases 31

CHCO represents excellent value and stability • Pricing Metrics*: – Price to Book 200% – Price to Tangible Book 246% – Price to 2020 Projected Earnings** 15.4x • Dividend Yield 2.85% • Div Payout Ratio** 44% • Tangible Capital/Tangible Assets *** 10.9% • Institutional Ownership 68% • Average Daily Volume $4.7 mil * Based on Price of $79.74 (11/15/19) ** Based on average of 5 analysts covering CHCO estimate of $5.18 for 2020 *** September 30, 2019 32